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                    U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) June 2, 2000



                               NetCreations, INC.
              Exact name of registrant as specified in its charter)


         New York                          001-14875              11-3300476
(State or other jurisdiction        (Commission File Number)    (IRS Employer
    of incorporation)                  Identification No.)


          379 West Broadway, Suite 202, New York, NY 10012 (Address of principal executive offices, including Zip Code)


                                 (212) 625-1370
              (Registrant's telephone number, including area code)




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                              NetCreations, Inc.


ITEM 5. Other Events.

        Rosalind Resnick, co-founder, Chairman and Chief Executive Officer of NetCreations, Inc., has resumed her responsibilities as President and Chief Operating Officer of the Company effective as of June 2, 2000. Mitchell York, who joined NetCreations as President and Chief Operating Officer in January 2000, has resigned from these positions; however, he is continuing as a member of NetCreations' Board of Directors and as an advisor to the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   NetCreations, INC.
                                   (Registrant)

                                   By: /s/ Ryan Scott Druckenmiller
                                      ------------------------------------
                                      Ryan Scott Druckenmiller
                                      Secretary

DATED: June 5, 2000